                                                                    Exhibit 99.1

                             Joint Filer Information

Form 4

Designated Filer:                        RW LSG Holdings LLC

Other Joint Filers:                      Riverwood Capital Partners L.P., Riverwood
                                         Capital L.P., and Riverwood Capital GP Ltd.

Addresses:                               The principal business address of each of the
                                         joint filers listed above is 70 Willow Road, Suite
                                         100, Menlo Park, CA 94025

Date of Event Requiring Statement:       01/03/2014

Issuer Name and Ticker or Trading
Symbol:                                  Lighting Science Group Corporation [LSCG]

Signatures:

                                         RW LSG HOLDINGS LLC

                                         By:   Riverwood Capital Partners L.P.,
                                               as Managing Member

                                         By:   Riverwood Capital L.P.,
                                               as General Partner

                                         By:   Riverwood Capital GP Ltd.,
                                               as General Partner

                                         By:   *
                                               --------------------------------
                                               Name: Michael E. Marks
                                               Title: Director

                                         RIVERWOOD CAPITAL PARTNERS L.P.

                                         By:   Riverwood Capital L.P.,
                                               as General Partner

                                         By:   Riverwood Capital GP Ltd.,
                                               as General Partner

                                         By:   *
                                               --------------------------------
                                               Name: Michael E. Marks
                                               Title: Director

                                         RIVERWOOD CAPITAL L.P.

                                         By:   Riverwood Capital GP Ltd.,
                                               as General Partner

                                         By:   *
                                               --------------------------------
                                               Name: Michael E. Marks
                                               Title: Director

                                         RIVERWOOD CAPITAL GP Ltd.

                                         By:   *
                                               --------------------------------
                                               Name: Michael E. Marks
                                               Title: Director

                                         * /s/ Mei Liang
                                         --------------------------------------
                                         Attorney-in-fact for Reporting Persons
                                         pursuant to Power of Attorney

Date: January 7, 2014